FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

                                       For the Coupon
Period ending February 20, 2001

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1999-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date  13-Feb-01

Housing Loan Collection Period       10-Nov-00    to       09-Feb-01
                                    (inclusive)           (inclusive)

Days in Collection Period            92

Coupon Period                        20-Nov-00    to       19-Feb-01
                                    (inclusive)           (exclusive)

Days in Coupon Period                91 /  92 02/20/2001 Class A USD Only

3 month BBSW at beginning of coupon period        6.3083%
3 Month USD-LIBOR                                 6.75875%

Foreign Exchange Rate   0.6550

Available Income                            17,664,387.91
Total Available Funds                       17,664,387.91
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    25,096,060.85
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 700,066.57
Total Payments                              15,654,354.83
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 86,861,109.43
Principal Collections                       61,765,048.58
Excess Available Income                      2,010,033.08
Excess Collections Distribution              2,010,033.08
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              839,255,930.47
Subordinated Percentage              3.7456%
Initial Subrdinated Percentage       2.4400%
Average Quarterly Percentage         0.3468%

               Principal/100,000     Coupon/100,000
Class A          4,577.0004             1,103.4253  usd
Class B              0.0000               172.9823(per 10,000) aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      775,584,683.93          95.97879%    1.00000
Class B       33,750,000.00           4.02121%
RFS                    0.00                       0.00000
             809,298,683.93         100.00000%    100.00000%

Stated Amount - USD                  Bond Factor
Class A       507,984,387.97          0.5747080
Class B        22,106,250.00          1.0000000
RFS                     0.00          0.00
              530,909,637.97

Chargeoffs     0.00           Carryover ChargeOffs      0.00



                                $A

Scheduled principal        $ 4,901,112
Unscheduled principal      $56,863,937
Principal Collections      $61,765,049


Fixed Interest Rate Housing Loan               $203,235,782
Variable Rate Housing Loans                    $606,062,902
                                               $809,298,684




                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9 Feb 2001

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current         7,983$756,943,802   6,507,614   94.17%   93.53%
 1 - 29 Days       413 $44,408,984     340,876    4.87%    5.49%
 30 - 59 Days       54  $5,081,791      39,580    0.64%    0.63%
 60 - 89 Days       16  $1,492,218      12,468    0.19%    0.18%
 90 - 119 Days       5    $589,833       4,241    0.06%    0.07%
 120 - 149 Days      1    $146,515       1,146    0.01%    0.02%
 150 - 179 Days      1    $270,436       2,044    0.01%    0.03%
 180+ Days           4    $365,106     (2,832)    0.05%    0.05%

  TOTAL          8,477$809,298,683.936,905,137  100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 1999-1G WST
                              Trust,(Registrant)

Dated: 1 March, 2001
By:    /s/ Lucy Beretin



Name:    Lucy Beretin



Title: Principal Accounting Officer